U.S. BANCORP Deutsche Bank Global Financial Services Conference Dominic Venturo Chief Innovation Officer May 29, 2018 Exhibit 99.1

The following information appears in accordance with the Private Securities Litigation Reform Act of 1995:
Today’s presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. A reversal or slowing of the current economic recovery or another severe contraction could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening
of
credit,
a
reduction
of
business
activity,
and
increased
market
volatility.
Stress
in
the
commercial
real
estate
markets,
as
well
as
a
downturn in the residential real estate markets could cause credit losses and deterioration in asset values. In addition, changes to statutes, regulations, or regulatory policies or practices could affect U.S. Bancorp in substantial and unpredictable ways. U.S. Bancorp’s results could also be adversely affected by deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of its investment securities; legal and regulatory developments; litigation; increased competition from both banks and non-banks; changes in customer behavior and preferences; breaches in data security;
effects
of
mergers
and
acquisitions
and
related
integration;
effects
of
critical
accounting
policies
and
judgments;
and
management’s
ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputational risk.
For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on
Form 10-K for the year ended December 31, 2017, on file with the Securities and Exchange Commission, including the sections entitled “Risk
Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under
Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. However, factors other than these also could adversely affect
U.S. Bancorp’s results, and the reader should not consider these factors to be a complete set of all potential risks or uncertainties. Forward-
looking
statements
speak
only
as
of
the
date
hereof,
and
U.S.
Bancorp
undertakes
no
obligation
to
update
them
in
light
of
new
information
or
future events.
Forward-looking Statements
U.S.
BANCORP
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Innovation Enables Our Key Priorities
1) Delivering One U.S. Bank: putting the customer in the center one U.S. Bank
2)
Leveraging
technology
and
innovation
to
drive
growth
and
efficiency
3) A relentless focus on optimization
U.S.
BANCORP
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What Does Innovation Accomplish?
Assess emerging technologies and trends
Understand the implications of our customers’
evolving behaviors, needs and preferences
Develop and test ideas
Inform our business lines’ product and feature roadmaps
and help shape the bank’s strategy
U.S.
BANCORP
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How We Approach Innovation
Minimum viable product development,
for example, involves rapid iteration and testing
of a product to accelerate learnings and speed time-to-market.
We design and test concepts and products in ways that are agile, iterative and centered around the customer.
U.S.
BANCORP
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Innovation and Our Strategic Investments
B2B
•
Paving the way for real-time payments
•
Adding value with data-rich payment streams
•
Improving customer convenience and control
•
Optimizing clients’ working capital
•
Enhancing fraud and risk-management
Digital &
omnichannel
•
Seamlessly delivering the whole bank to our clients
•
Serving our customers when, where and how they desire
•
Removing friction from the customer experience
•
Leveraging intelligent insights to drive next best actions
Payments
•
Building out integrated payments and e-commerce capabilities
•
Deepening vertical expertise
•
Improving margins with high value-add products and services
U.S.
BANCORP
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Driving Value With Emerging Technology
Distributed ledger technology facilitates speed, automation and efficiency throughout a wide range of business use cases.
Artificial intelligence and machine learning
enhance the customer
experience by enabling more personalized, predictive customer interactions.
KYC / Identity
management
Asset-backed
securitization
Loan
syndication
Trade
finance
International
payments
Internal
operations
72%
increase in
lead conversion*
* As a result of Salesforce Einstein AI engine scoring leads
Artificial intelligence-driven
fraud prevention techniques
protect our customers and
mitigate risk.
U.S.
BANCORP
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Emerging Trends Becoming Mainstream
Fintech
engagement
Third party
data aggregation
Fraud and
risk management
We partner with Fintechs to
expand our product offerings
and create a seamless
customer experience.
APIs enable easier connectivity
with Fintechs and power a
more personalized, integrated
digital experience.
Technologies like artificial
intelligence and geolocation
augment fraud and risk
management capabilities.
AutoGravity
Blend
Poynt
FutureAdvisor
Risk
scoring
Transaction and
entity monitoring
Customer
identification
Machine-speed
data analytics
U.S.
BANCORP
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